LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND

Supplement dated November 17, 2017 to the Summary Prospectus, Prospectus and Statement of Additional Information of Loomis Sayles Global Equity and Income Fund (the “Fund”), each dated March 31, 2017, as may be revised and supplemented from time to time.

On November 17, 2017, the Board of Trustees of Loomis Sayles Funds II approved a change to the name of the Fund. Effective December 1, 2017, the Fund’s name will be changed to “Loomis Sayles Global Allocation Fund” and accordingly, each reference to “Loomis Sayles Global Equity and Income Fund” in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information will be replaced with “Loomis Sayles Global Allocation Fund.” The Fund’s investment goal and principal investment strategies will not change as a result of the name change.